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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 17, 2005




                               THE BRINK'S COMPANY
             (Exact name of registrant as specified in its charter)


             Virginia                    1-9148                54-1317776
             --------                    ------               -------------
  (State or other jurisdiction   (Commission File Number)    (IRS Employer
        of incorporation)                                  Identification No.)

                               1801 Bayberry Court
                                 P. O. Box 18100
                             Richmond, VA 23226-8100
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (804) 289-9600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

On November 17, 2005, the Pension Committee of the Board of Directors of The Brink's Company (the "Company"), adopted resolutions amending and restating The Brink's Company Pension Equalization Plan, as amended (previously filed as
Exhibit 10(c) to the Company's Annual Report on Form 10-K for the year ended December 31, 2004), effective as of December 31, 2004 (as amended and restated, the "Plan").

Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), enacted as part of the American Jobs Creation Act of 2004, imposes new restrictions and requirements that must be satisfied in order to assure the deferred taxation of benefits as intended by the Plan. Code Section 409A is effective as to amounts accrued after 2004. The purpose of the amendments to the Plan is to assure that the requirements and restrictions of Code Section 409A will not apply to vested benefits earned or deferred under the Plan prior to January 1, 2005.

The amendments to the Plan are effective as of January 1, 2005 and apply solely to amounts accrued on and after January 1, 2005 and amounts that are not earned and vested as of such date. Amounts accrued prior to January 1, 2005, that are earned and vested as of December 31, 2004 remain subject to the terms of the Plan as in effect prior to January 1, 2005. The amendments, as permitted by Code
Section 409A, also permit participants to elect a form of payment under the Plan, either as an annuity or in a lump sum. In addition, the Plan permits participants to change the method of payout of benefits with respect to amounts that remain in the Plan in accordance with the requirements of Code Section 409A.

This description of the amendments to the Plan is not complete and is qualified in its entirety by reference to the entire Plan, a copy of which is attached hereto and incorporated herein by reference. The Plan, as amended and restated, is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated herein by reference. Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers. On November 18, 2005, the Board of Directors of the Company elected Murray D. Martin as a Director. Mr. Martin is expected to serve on the Finance Committee and the Pension Committee.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 18, 2005, the Board of Directors of the Company elected Murray D. Martin as a Director. Mr. Martin is expected to serve on the Finance Committee and the Pension Committee.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2005, the Board of Directors amended the Bylaws of the Company to increase the number of Directors from eleven to twelve.


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Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

3(ii)  Bylaws of The Brink's Company, as amended through November 18, 2005.

10 The Brink's Company Pension Equalization Plan, as Amended and Restated Effective as of January 1, 2005.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THE BRINK'S COMPANY
                                            (Registrant)


Date: November 22, 2005                    By:  /s/ Austin F. Reed
                                                --------------------------------
                                                Austin F. Reed
                                                Vice President


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                                  EXHIBIT INDEX


EXHIBIT                             DESCRIPTION
-------                             -----------

3(ii)    Bylaws of The Brink's Company, as amended through November 18, 2005.

10 The Brink's Company Pension Equalization Plan, as Amended and Restated Effective as of January 1, 2005.